CUSIP No. 300867108

                                   EXHIBIT 29

                             JOINT FILING AGREEMENT

            The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

                                INVESTORS:

Date:  April 9, 2002            INSIGHT VENTURE PARTNERS IV, L.P.

                                By:  Insight Venture Associates IV, L.L.C.,
                                     its general partner


                                By: /s/ Deven Parekh
                                   ---------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director



Date:  April 9, 2002            INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

                                By:  Insight Venture Associates IV, L.L.C.,
                                     its general partner


                                By: /s/ Deven Parekh
                                   ---------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director


Date:  April 9, 2002            INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                                By:  Insight Venture Associates IV, L.L.C.,
                                     its general partner


                                By: /s/ Deven Parekh
                                   ---------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director

CUSIP No. 300867108

Date:  April 9, 2002            INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.


                                By:  Insight Venture Associates IV, L.L.C.,
                                     its general partner


                                By: /s/ Deven Parekh
                                   ---------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director